Exhibit 10.1
Penford Corporation
First Amendment to Amended and Restated Credit Agreement
     This First Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of July 7, 2006, by and among Penford Corporation, a Washington corporation (the “Borrower”), the direct and indirect Subsidiaries of the Borrower from time to time party to the Credit Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent as provided herein.
Preliminary Statements
     A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 22, 2005 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Borrower and the Lenders have agreed to make certain amendments to the Credit Agreement, in each case under the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments to the Credit Agreement.
     Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:
     1.1. The definition of the term “Indebtedness for Borrowed Money” appearing in Section 5.1 of the Credit Agreement shall be amended to read as follows:
     “Indebtedness for Borrowed Money” means for any Person (without duplication) (a) all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, (b) all indebtedness for the deferred purchase price of Property or services, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or Lender under such agreement in the event of a default are limited to repossession or sale of such Property), (d) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of Property subject to such mortgage or Lien, (e) all obligations under leases which shall have been or must be, in accordance with GAAP, recorded as Capital Leases in respect of which such Person is liable as lessee, (f) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution, (g) any indebtedness, whether or not assumed, secured by Liens on Property acquired by such Person at the time of acquisition thereof, (h) any shares which are expressed to be redeemable and (i) any liability in respect of any guarantee or indemnity for any of the items referred to above, and (j) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness; it being understood that the term “Indebtedness for Borrowed Money” shall not include trade payables arising in the ordinary course of business.
     1.2. Section 8.22(d) of the Credit Agreement shall be amended to read as follows:
     (d) Capital Expenditures. The Borrower shall not, nor shall it permit any of its Subsidiaries to, incur Capital Expenditures (but excluding Capital Expenditures made with the Net Cash Proceeds of any Event of Loss as permitted by Section 1.9(b)(i) hereof and Capital Expenditures made with the proceeds of grants from governmental entities) in an amount in excess of:
     (i) $20,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate during the fiscal year ending August 31, 2006;
     (ii) $48,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent with respect to not more than $20,000,000) during the fiscal year ending August 31, 2007, of which not more than $20,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) shall be for Capital Expenditures that are unrelated to the construction (including the acquisition and installation of equipment) of an ethanol production facility in Cedar Rapids, Iowa; and
     (iii) $20,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate during any fiscal year thereafter;
provided, however, for any fiscal year when Total Senior Funded Debt/EBITDA Ratio is less than 2.0 to 1.0 for each fiscal quarter of such fiscal year, Capital Expenditures for such year (or in the case of the fiscal year ending August 31, 2007, Capital Expenditures that are unrelated to the construction (including the acquisition and installation of equipment) of an ethanol production facility in Cedar Rapids, Iowa) shall not exceed $25,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) for such fiscal year.
     1.3. The Required Lenders hereby agree that the construction and operation of an ethanol production facility in Cedar Rapids, Iowa shall not be a violation of Section 8.18 of the Credit Agreement.

Section 2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     2.1. The Borrower, the Guarantors, and the Required Lenders shall have executed and delivered this Amendment.
     2.2. Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except that the representations and warranties made under Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders.
     2.3. Upon giving effect to this Amendment, (a) the Borrower shall be in full compliance with all of the terms and conditions of the Loan Documents and (b) no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.
Section 3. Representations.
     In order to induce the Required Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments called for hereby, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and after giving effect to this Amendment (a) the Borrower is in compliance with all of the terms and conditions of the Loan Documents and (b) no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.
Section 4. Miscellaneous.
     4.1. The Borrower and the Guarantors heretofore executed and delivered to the Agent and the Lenders the Collateral Documents to which it is a party. Each of the Borrower and the Guarantors hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents to which it is a party continue to secure, among other things, the indebtedness, obligations and liabilities described therein; and the Collateral Documents to which it is a party and the rights and remedies of the Agents and the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Collateral Documents to which it is a party as to the indebtedness, obligations and liabilities which would be secured thereby prior to giving effect to this Amendment.
     4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.
     4.4. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the credit facilities and the preparation, execution and delivery of this Amendment, and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent with respect to the foregoing.
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          This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Penford Corporation

By

Name

Title

“Guarantors”

Penford Products Co.

By

Name

Title

Penford Corporation
Signature Page to First Amendment
to Amended and Restated Credit Agreement

          Accepted and agreed to as of the date and year last above written.

“Lenders”

Harris N.A., in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent

By

Name

Title

Wells Fargo Bank, N.A.

By

Name

Title

U.S. Bank National Association

By

Name

Title

LaSalle Bank National Association

By

Name

Title

Penford Corporation
Signature Page to First Amendment
to Amended and Restated Credit Agreement

Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch

By

Name

Title

By

Name

Title

Australia and New Zealand Banking Group Limited

By

Name

Title

Penford Corporation
Signature Page to First Amendment
to Amended and Restated Credit Agreement